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                                                                   EXHIBIT 10.31

April 8, 1997



Brent A. Hanby, EVP & CFO
National Home Centers, Inc.
Highway 265 North
P.O. Box 789
Springdale, Arkansas 72765

Dear Brent:

The requested waivers of the FYE 1/31/97 Interest Coverage Covenant default and the waiver of the Tangible New Worth Covenant default, have been approved by BankAmerica Business Credit, Inc.

The requested restating of the Interest Coverage Covenant and the Tangible Net Worth Covenant, has been approved by BankAmerica Business Credit, Inc. (See attached for new covenants)

With the approval of the above mentioned waivers and restatement of the noted covenants, the Libor and Reference Rate on all loans outstanding will increase by one percent (1%) over the stated rate in the Loan and Security Agreement, effective February 1, 1997.

National Home Centers, Inc. also agrees to assign to BankAmerica Business Credit, Inc. a First Deed of Trust on raw land located in Fayetteville, Arkansas and a First Deed of Trust on raw land located in Fort Smith, Arkansas if said land falls out of its current escrow.

Formal documentation of the above mentioned "actions" will follow.

Your concurrence is requested.

Yours sincerely,



/s/ Francesca M. Gastil
-------------------------------------
Francesca M. Gastil
Senior Account Executive
BankAmerica Business Credit, Inc.



/s/ Brent A. Hanby
-------------------------------------
I Concur - Brent A. Hanby, EVP & CFO
National Home Centers, Inc.
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ORIGINAL COVENANT                           NEW COVENANT
-----------------                           ------------

Quarter ending 4/30/97                      Quarter ending 4/30/97
Interest Coverage .85 to 1.0                Interest Coverage .60 to 1.0
(rolling 4 quarters)

Quarter ending 7/31/97                      Two Quarters ending 7/31/97
Interest Coverage .85 to 1.0                Interest Coverage 1.22 to 1.0

Quarter ending 10/31/97                     Three Quarters Ending 10/31/97
Interest Coverage .95 to 1.0                Interest Coverage 1.35 to 1.0

Quarter ending 1/31/98
Interest Coverage .95 to 1.0                Four Quarters Ending 1/31/97
(rolling four quarters)                     Interest Coverage 1.0 to 1.0

Four Fiscal Quarters ending                 No change
4/30/98 and on a rolling four
quarter basis each Fiscal Quarter
ending thereafter 1.0 to 1.0
                                            NEW COVENANT
ORIGINAL COVENANT:                          ------------
------------------
                                            Fiscal Year Ending 1/31/98
Fiscal Year Ending 1/31/98                  $424,484,000
$28,100,000
                                            Fiscal Year Ending 1/31/99
Fiscal Year Ending 1/31/98                  $25,084,000
$28,700,000



In the event that National Home is in compliance with the new covenants for two successive quarters BABC will reduce the libor and reference rate by 1%, assuming that monthly unused borrowing availability has averaged at least $750M for those two quarters.

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